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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 29, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-S7
                 --------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-132375-12

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                   Delaware                             87-0698310
                   --------                             ----------
        (State or Other Jurisdiction of              (I.R.S. Employer
        Incorporation of the depositor)         Identification No. of the
                                                        depositor)

   4500 Park Granada
   Calabasas, California                                  91302
   ---------------------                                  -----
   (Address of Principal Executive                      (Zip Code)
   Offices of the depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events.
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      The consolidated balance sheets of XL Capital Assurance Inc. ("XLCA")
and its subsidiary as of December 31, 2005 and 2004 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in this prospectus supplement, have been so incorporated in this prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

      The balance sheets of XLFA as of December 31, 2005 and 2004 and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in this prospectus supplement, have been so incorporated in this prospectus supplement in reliance on the report of PricewaterhouseCoopers, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

      In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP and the consent of PricewaterhouseCoopers to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Notes. The consents of PricewaterhouseCoopers LLP and PricewaterhouseCoopers are attached hereto as Exhibit 23.1



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

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Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
    --------

Exhibit No.    Description
-----------

23.1           Consent of PricewaterhouseCoopers LLP and
               PricewaterhouseCoopers, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.



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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.



                                         By:  /s/ Darren Bigby
                                              --------------------------
                                              Name:   Darren Bigby
                                              Title:  Vice President



Dated:  November 29, 2006



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

Exhibit Index
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Exhibit
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23.1         Consent of PricewaterhouseCoopers LLP and PricewaterhouseCoopers,
             Independent Registered Public Accounting Firm of XL Capital Assurance Inc.



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